                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                              WAVE SYSTEMS CORP.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies: N/A
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies: N/A
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
                determined):                   N/A
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction: N/A
                ----------------------------------------------------------
           (5)  Total fee paid:                    N/A
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:                N/A
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:     N/A
                ----------------------------------------------------------
           (3)  Filing Party:                     N/A
                ----------------------------------------------------------
           (4)  Date Filed:                      N/A
                ----------------------------------------------------------

                               WAVE SYSTEMS CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 22, 1999

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Wave Systems Corp. (the "Company") will be held at 4 p.m. on Monday, November 22, 1999, at the Grand Hyatt, Park Avenue and Grand Central Station, New York, New York, for the following purposes:

        1. TO ELECT SEVEN DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED; AND

        2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

    The Board of Directors has fixed the close of business on October 8, 1999 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Gerard T. Feeney
                                          SECRETARY

Lee, Massachusetts
October 29, 1999

                             YOUR VOTE IS IMPORTANT
IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               WAVE SYSTEMS CORP.

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 22, 1999

GENERAL

    This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Wave Systems Corp., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders to be held on Monday, November 22, 1999, commencing at 4 p.m., at the Grand Hyatt, Park Avenue and Grand Central Station, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.

    The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is October 29, 1999.

VOTING RIGHTS AND VOTES REQUIRED

    Only stockholders of record at the close of business on October 8, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. As of such record date, the Company had outstanding 37,708,044 shares of Class A Common Stock and 2,156,507 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of common stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the meeting. Shares of common stock present in person, or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

    The affirmative vote of the holders of a plurality of the shares of common stock present or represented at the meeting is required for the election of directors. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter will have the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

    The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information concerning the beneficial ownership of the Company's Class A and Class B Common Stock as of October 8, 1999 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Class A or Class B Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. Holders of Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, except that holders of Class B Common Stock will have five votes per share in cases where one or more directors are nominated for election by persons other than the Company's Board of Directors and where there is a vote on any merger, consolidation or other similar transaction which is not recommended by the Company's Board of Directors. In addition, holders of Class B Common Stock will have five votes per share on all matters submitted to a vote of the stockholders in the event that any person or group of persons acquires beneficial ownership of twenty percent (20%) or more of the outstanding voting securities of the Company. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder. In circumstances where our Class B common stock has five votes per share, the percentages of total voting power reflected in the table below would be as follows: Peter J. Sprague, 13.6%; Steven Sprague, 2.7%; John E. Bagalay, Jr. less than 1%; Phillipe Bertin, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., 4.0%; Nolan Bushnell, less than 1%; Gerard T. Feeney, less than 1%; Aladdin Knowledge Systems, 4%; and all Executive officers and directors as a group, 20.2%.

                                                 NUMBER OF                 NUMBER OF                 PERCENT
                                                   SHARES                   SHARES                   OF ALL
                                                 OF CLASS A    PERCENT    OF CLASS B    PERCENT    OUTSTANDING
                                                COMMON STOCK      OF        COMMON         OF        COMMON
BENEFICIAL OWNER(1)                               OWNED(2)      CLASS     STOCK OWNED    CLASS        STOCK
-------------------                             ------------   --------   -----------   --------   -----------
Peter J. Sprague(3)...........................     330,496         *       1,252,899      58.1         4.0
Steven Sprague(4).............................     327,163         *         194,659       9.0         1.3
John E. Bagalay, Jr...........................      86,000         *               0                     *
Philippe Bertin...............................      66,000         *               0         *           *
George Gilder.................................     162,000         *               0         *           *
John E. McConnaughy, Jr.......................      75,115         *         275,000      12.8           *
Nolan Bushnell................................           0         *               0         0           *
Gerard T. Feeney(5)...........................     150,000         *               0         *           *
Aladdin Knowledge Systems, Ltd.(6)............   1,961,629       5.2               0         *         4.9
All executive officers and directors as a
  group
  (8 persons)(7)..............................   1,196,774       3.2       1,722,558      79.9         7.3

------------------------

*   Less than one percent.

(1) Each individual or entity has sole voting and investment power, except as otherwise indicated.

(2) Does not include shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3) Includes 330,496 shares that are subject to options presently exercisable or exercisable within 60 days. Also includes 320,000 shares held in trust for the benefit of Mr. Sprague's adult children, and for which Mr. Sprague is a trustee.

(4) Includes 320,163 shares that are subject to options presently exercisable or exercisable within 60 days.

(5) Includes 150,000 options that are subject to options presently exercisable or exercisable within 60 days.

(6) Includes 1,279,193 shares that are subject to warrants presently exercisable or exercisable within 60 days.

(7) Includes 800,659 shares that are subject to options presently exercisable or exercisable within 60 days.

                            1. ELECTION OF DIRECTORS

    At the Annual Meeting, seven directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is certain information concerning each nominee. Each nominee is currently a director of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE"FOR" THE ELECTION OF EACH OF THE NOMINEES.

                                   MANAGEMENT

DIRECTORS

                                                    BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OR
                                                  EMPLOYMENT DURING PAST 5 YEARS; POSITIONS HELD WITH  DIRECTOR
NAME                                     AGE               WAVE SYSTEMS; OTHER DIRECTORSHIPS            SINCE
----                                   --------   ---------------------------------------------------  --------
Peter J. Sprague(1)(4)...............     60      Chairman of the Board since 1988 and Chief             1988
                                                  Executive Officer of the Company since July 1991;
                                                  Chairman of National Semiconductor Corporation from
                                                  1965 until May 1995; Director of EnLighten
                                                  Software, Inc. and Imagek, Inc.; Trustee of the
                                                  Strang Clinic; Member of Academy of Distinguished
                                                  Entrepreneurs, Babson College.

John E. Bagalay, Jr.,
  Ph.D.(1)(2)(4).....................     66      Senior Advisor to the Chancellor of Boston             1993
                                                  University since January 1998; Chief Operating
                                                  Officer and Chief Financial Officer of Eurus
                                                  Technologies, Inc. since January 1999; President
                                                  and CEO of Cytogen Corporation from January 1998
                                                  and Chief Financial Officer from October 1997 to
                                                  September 1998; Managing Director, Community
                                                  Technology Fund, venture capital affiliate of
                                                  Boston University from September 1989 to December
                                                  1997; former General Counsel of Lower Colorado
                                                  River Authority, Texas Commerce Bancshares, Inc.
                                                  and Houston First Financial Group; Director of
                                                  Cytogen Corporation, AES, Inc., and several
                                                  privately held companies.

Philippe Bertin(3)...................     50      Manager of Financiere Wagram Poncelet since            1993
                                                  December 1991; Manager of Midial S.A. from 1984
                                                  until 1991; Manager of FINOVELEC since October
                                                  1997.

                                                    BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OR
                                                  EMPLOYMENT DURING PAST 5 YEARS; POSITIONS HELD WITH  DIRECTOR
NAME                                     AGE               WAVE SYSTEMS; OTHER DIRECTORSHIPS            SINCE
----                                   --------   ---------------------------------------------------  --------
George Gilder(4).....................     60      Chairman of the Executive Committee since 1996;        1993
                                                  Senior Fellow at the Discovery Institute in
                                                  Seattle, Washington; author of nine books,
                                                  including LIFE AFTER TELEVISION, MICROCOSM, THE
                                                  SPIRIT OF ENTERPRISE AND WEALTH AND POVERTY;
                                                  contributing editor to Forbes Magazine; Director
                                                  and President of Gilder Technology Group, Inc.
                                                  (publisher of monthly Technology reports); former
                                                  chairman of the Lehrman Institute Economic
                                                  Roundtable; former Program Director for the
                                                  Manhattan Institute; recipient of White House award
                                                  for Entrepreneurial Excellence from President
                                                  Reagan.

John E. McConnaughy, Jr.
  (1)(2)(3)(4).......................     70      Chairman and Chief Executive Officer of JEMC           1988
                                                  Corporation; Chairman and Chief Executive Officer
                                                  of Peabody International Corporation from 1969
                                                  through 1985; Chairman and Chief Executive Officer
                                                  of GEO International Corporation (nondestructive
                                                  testing, screen printing and oil field services
                                                  company spun off from Peabody International
                                                  Corporation) from February 1981 to October 1992;
                                                  Director of Riddell Sports Inc., Levcor
                                                  International, Inc., Transact International, Inc.,
                                                  De-Vlieg Bullard, Inc. and Mego Financial Corp. Mr.
                                                  McConnaughy is also a member of the Board of
                                                  Trustees of the Strang Clinic and the Chairman of
                                                  the Board of the Harlem School of the Arts.

Steven Sprague.......................     35      President and Chief Operating Officer since May        1997
                                                  1996; President of Wave Interactive Network from
                                                  June 1995 to December 30, 1996; Vice President of
                                                  Operations from April 1994 to June 1995; Wave
                                                  employee in the areas of operations and strategic
                                                  planning from November 1992 to April 1994;
                                                  consultant to the Company from March 1992 to
                                                  November 1992; President of Tech Support,
                                                  Incorporated (hardware technical support
                                                  information on CD-ROM) from June 1992 to November
                                                  1992; sole proprietor of SKS Environmental Sales
                                                  (manufacturers' representative for water treatment
                                                  companies) from June 1991 to November 1992.

Nolan Bushnell.......................     56      Chairman and Chief Executive Officer of uWink.com,     1999
                                                  Inc. since 1996; Chairman of OCTuS, Inc. from 1991
                                                  to 1995; consultant to IBM, Commodore International
                                                  and Bally Manufacturing.

------------------------

(1) Member of Nominating Committee.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

(4) Member of Executive Committee.

BOARD AND COMMITTEE MEETINGS; DIRECTORS' COMPENSATION

    The Board of Directors met three times during 1998. No director attended fewer than 75 percent of the aggregate number of meetings of the Board and the Board Committees on which such director served. The Board Committees include an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

    The members of the Audit Committee are Messrs. Bertin and McConnaughy. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 1998, the Audit Committee held no meetings.

    The members of the Compensation Committee are Messrs. Bagalay and McConnaughy. The Compensation Committee administers the Company's stock option plans, and reviews and recommends compensation levels of the Company's executive officers. In 1998, the Compensation Committee held two meetings.

    The members of the Nominating Committee are Messrs. Bagalay, McConnaughy and Peter J. Sprague. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meeting and candidates to fill Board vacancies. The Nominating Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination for the 2000 slate of directors, in writing, no later than December 31, 1999 to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations. In 1998, the Nominating Committee held two meetings.

    The members of the Executive Committee are Messrs. Bagalay, Gilder, McConnaughy and Peter J. Sprague. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 1998, the Executive Committee held no meetings.

    Directors presently receive no cash compensation for serving on the Board of Directors. Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an annual grant of options to purchase 10,000 shares of Class A Common Stock at fair market value. The options are granted upon re-election after the annual meeting of the stockholders and vest the day following the grant. Options terminate upon the earliest to occur of (i) subject to (ii) below, three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee, and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE

    The following table sets forth information with respect to the compensation paid or awarded to the Chief Executive Officer and the other executive officers whose cash compensation exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities during 1998, 1997 and 1996.

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                     ----------------
                                                               ANNUAL COMPENSATION   NUMBER OF SHARES
NAME AND PRINCIPAL                                             -------------------      UNDERLYING
POSITION                                              YEAR      SALARY     BONUS        OPTIONS(#)
------------------                                  --------   --------   --------   ----------------
Peter J. Sprague(1)...............................    1998     $182,917   $150,000       895,395
  CHAIRMAN AND CHIEF                                  1997     $160,000   $100,000        10,000
  EXECUTIVE OFFICER                                   1996     $160,000   $ 50,000           -0-

Steven Sprague(2).................................    1998     $177,500   $150,000       954,505
  PRESIDENT AND                                       1997     $150,000   $117,500           -0-
  CHIEF OPERATING OFFICER                             1996     $131,666   $    -0-       150,000

Gerard T. Feeney(3)...............................    1998     $ 90,359   $ 65,000       450,000
  SENIOR VICE PRESIDENT, CHIEF
  FINANCIAL OFFICER AND
  SECRETARY

------------------------

(1) Mr. Peter Sprague received a bonus of $150,000 for 1998; $75,000 was received in cash and $75,000 was applied to reduce his debt to the Company.

(2) Mr. Steven Sprague was elected President and Chief Operating Officer on
    May 23, 1996 and was not previously an executive officer during 1996. Prior to that, Mr. Steven Sprague was Vice President of Operations from
    April 1994 to June 1995 and a Wave employee in the areas of operations and strategic planning from November 1992 to April 1994.

(3) Mr. Feeney was hired as Senior Vice President, Finance and Administration and Chief Financial Officer on June 8, 1998 and was elected Secretary on February 25, 1999.

OPTION GRANTS TABLE

    The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1998 to the Named Executive Officers. The potential realizable values of the options reported in this table were calculated by assuming 5% and 10% compounded annual rates of appreciation from the date of grant until expiration, based upon the market price on the date of grant. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the common stock.

                                                                                          POTENTIAL REALIZABLE VALUE
                                      NUMBER OF                                            AT ASSUMED ANNUAL RATES
                                        SHARES     % OF TOTAL                                   OF STOCK PRICE
                                      UNDERLYING     OPTIONS                                   APPRECIATION FOR
                                       OPTIONS     GRANTED TO    EXERCISE                        OPTION TERM
                                       GRANTED      EMPLOYEES      PRICE     EXPIRATION   --------------------------
NAME                                     (#)       FISCAL YEAR   ($/SHARE)      DATE        5%($)           10%($)
----                                  ----------   -----------   ---------   ----------   ----------      ----------
Peter J. Sprague (1)................   300,000         5.7%        $1.15        2/6/08      216,900         548,400
                                        50,005         0.1          1.10       3/11/08       37,854          74,657
                                       545,500        10.4          3.66       5/20/08    1,990,529       4,347,090
Steven Sprague (2)..................   193,200         3.7          1.15        2/6/08      139,684         353,170
                                       250,005         4.8          1.10       3/11/08      189,254         373,257
                                       511,300         9.7          3.66       5/20/08    1,865,734       4,074,550
Gerard T. Feeney....................   450,000         8.6          3.50        6/8/08    1,265,400       2,941,200

------------------------

(1) Includes an aggregate of 300,000 options repriced on February 6, 1998. See Option Repricing Table below.

(2) Includes an aggregate of 193,200 options repriced on February 6, 1998. See Option Repricing Table below.

FISCAL YEAR END OPTION VALUE TABLE

    The following table sets forth information regarding the aggregate number and value of options held by the Named Executive Officers as at December 31, 1998, and the aggregate number and value of options exercised by the Named Executive Officers during 1998. The last reported bid price for the Class A Common Stock on the OTC Bulletin Board on December 31, 1998 was $3.719 per share. Value is calculated on the basis of the difference between the respective option exercise prices and $3.719, multiplied by the number of shares of common stock underlying the respective options.

                                                                 NUMBER OF SHARES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                      OPTIONS                IN-THE-MONEY OPTIONS
                                     SHARES                   AT DECEMBER 31, 1998(#)        AT DECEMBER 31, 1998
                                    ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                               ON EXERCISE   RECEIVED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
Peter J. Sprague.................      -0-         -0-         31,995        895,505        $67,715      $  933,848
Steven Sprague...................      -0-         -0-          1,995        954,505          5,245       1,181,261
Gerard T. Feeney.................      -0-         -0-            -0-        450,000            -0-          98,550

OPTION REPRICING TABLE

    The following table sets forth certain information regarding the repricing during the fiscal year ended December 31, 1998 of options granted to the Named Executive Officers. Please also refer to the Report of the Compensation Committee.

                                                                                                   LENGTH OF
                                               NUMBER OF     MARKET     EXERCISE                   ORIGINAL
                                                 SHARES     PRICE OF    PRICE OF                  OPTION TERM
                                               UNDERLYING   STOCK AT    STOCK AT      NEW          REMAINING
                                                OPTIONS      TIME OF     TIME OF    EXERCISE      AT DATE OF
NAME                                    DATE    REPRICED    REPRICING   REPRICING    PRICE         REPRICING
----                                   ------  ----------   ---------   ---------   --------   -----------------
Peter J. Sprague.....................  2/6/98   300,000       $1.15       $3.50      $1.15     5 years, 8 months
Steven Sprague.......................  2/6/98   150,000       $1.15       $3.09      $1.15     8 years, 3 months
Steven Sprague.......................  2/6/98    43,200       $1.15       $3.50      $1.15     4 years, 4 months

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

NOTE RECEIVABLE FROM DIRECTOR/OFFICER

    On November 16, 1992, the Company made a personal loan to Mr. Peter J. Sprague, Chairman and Chief Executive Officer of the Company, as evidenced by a note for $150,000, which sum was due and payable to the Company on January 16, 1993 and which bore interest at an annual rate of 10%. On the due date, the note was canceled and the total amount owed was "rolled-over" into a subsequent note, dated May 12, 1993 for $150,000, plus accrued interest. The note is due on demand by the Company and accrues interest at an annual rate of 10%. On
April 22, 1993, the Company made an additional loan to Mr. Sprague for $23,175 as evidenced by a promissory note, which is due on demand by the Company and which bears interest at an annual rate of 10%. All of these loans were made to Mr. Sprague for personal reasons. As part of Mr. Sprague's $100,000 bonus for 1997, $50,000 was applied against his indebtedness to the Company. As part of Mr. Sprague's $150,000 bonus for 1998, $75,000 was applied against the indebtedness. The largest aggregate amount of the indebtedness outstanding at any time during 1998 was $212,025. As of September 30, 1999, Mr. Sprague's aggregate indebtedness (including accrued interest) to the Company under the notes totaled $152,955.25. No demand has been made as of the date hereof. The notes are secured by a pledge of 67,000 shares of Class B Common Stock.

AMENDED AND RESTATED LICENSE AGREEMENT AND ASSIGNMENT

    Pursuant to an Amended and Restated License Agreement, dated February 14, 1994, and related Patent Assignment and Security Agreement, Mr. Peter J. Sprague assigned his interest in a patent for the metering and usage of serial data information to the Company in exchange for a non-terminable royalty interest. The Company has agreed to pay royalties to Mr. Sprague in an amount equal to 2% of the gross revenues (less actual amounts paid to information, database and content providers, hardware manufacturers and suppliers, search and retrieval software suppliers, consolidators of information and network providers) derived from the Company's technology based on the patent. The royalty payments are allocated 75% to Mr. Sprague and 25% to one of our former officers, and are secured by a security interest in the patent.

COMPENSATION TO STEVEN SPRAGUE

    Steven Sprague received aggregate compensation of $327,500, $267,500 and $131,600 for services rendered to the Company in 1998, 1997 and 1996, respectively. Steven Sprague is the son of Mr. Peter J. Sprague, the Chairman and Chief Executive Officer of the Company.

COMPENSATION TO MICHAEL SPRAGUE

    Michael Sprague received aggregate compensation of $112,500 and $27,500 for services rendered to the Company in 1998 and 1997, respectively. Michael Sprague is the son of Mr. Peter J. Sprague, the Chairman and Chief Executive Officer of the Company.

REPORT OF THE COMPENSATION COMMITTEE

GENERAL

    The Compensation Committee of the Board of Directors (the "Committee") is comprised of non-employee directors. The current members of the Committee are Messrs. John E. Bagalay, Jr. and John E. McConnaughy, Jr. The Committee reviews and recommends to the Board of Directors compensation levels for the Company's executive officers, and administers the Company's stock option plans, including the awarding of grants thereunder.

COMPENSATION PHILOSOPHY

    Executive compensation is heavily tied to corporate performance through the granting of stock options. As a development stage company, the Company has sought to contain costs with low cash salaries and bonuses.

    The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code.

BASE SALARIES AND BONUSES FOR 1998

    Base salaries for 1998 remained substantially lower than levels in the competitive marketplace for executives with comparable experience, consistent with the Company's position as a development stage company. As part of the Company's compensation policy of meeting defined goals and objectives, the Company awarded the following bonuses to the Named Executive Officers: $150,000 to Mr. Peter J. Sprague, Chairman and Chief Executive Officer; $150,000 to
Mr. Steven Sprague, President and Chief Operating Officer; and $65,000 to
Mr. Gerard T. Feeney, Senior Vice President, Chief Financial Officer and Secretary.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Compensation of the Chief Executive Officer was determined in accordance with the criteria set forth above. The Committee believes that CEO compensation was appropriately based upon the Company's financial position and performance.

REPRICING OF STOCK OPTIONS

    In February 1998, the Company carried out a stock option repricing in which certain stock options held by the Company's executive officers and employees were exchanged for new stock options having a lower exercise price. Over time the Company's stock price had stabilized at a level below the exercise price of many of the stock options held by the Company's employees under the Company's option plan. Prior to the repricing in February 1998, the exercise price of many employee stock options was in the $3 to $4 range, whereas the stock's market price was in the $1.15 range. The Compensation Committee believes that the usefulness of the Company's stock options as a tool to retain and motivate employees was restored with this repricing.

                                          Respectfully submitted,
                                          Compensation Committee
                                          John E. Bagalay, Jr.
                                          John E. McConnaughy, Jr.

PERFORMANCE GRAPH

    The following line graph compares the Company's cumulative total return to stockholders with the cumulative total return of the Nasdaq Market Value Index and the Computer Related Services SIC Code Index from August 31, 1994 (the date on which the Company's Class A Common Stock was first publicly traded) through December 31, 1998. These comparisons assume the investment of $100 on August 31, 1994 and the reinvestment of dividends. The stock performance on the graph is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CUMULATIVE TOTAL RETURN OF
COMPANY, PEER GROUP AND BROAD MARKET
DOLLARS
                                          WAVE SYSTEMS CORP.  COMPUTER RELATED SERVICES NEC  NASDAQ MARKET INDEX
8/31/1994                                             100.00                         100.00               100.00
12/31/1994                                             60.00                          93.67                96.91
12/31/1995                                             55.00                          79.09               120.64
12/31/1996                                             43.75                         122.40               145.85
12/31/1997                                             22.50                         228.60               231.01
12/31/1998                                             75.62                         447.95               269.49
ASSUMES $100 INVESTED ON AUG. 31, 1994
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 1998

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

    Based solely upon a review of the copies of such forms furnished to the Company and, in certain cases, written representations that no Form 5 filings were required, the Company believes that, with respect to the 1998 fiscal year, all required Section 16(a) filings were made, with the exception of: (i) a Form 3-Initial Statement of Beneficial Ownership of Securities that was filed late by Mr. Philippe Bertin and (ii) a Form 3-Initial Statement of Beneficial Ownership of Securities that was not filed by Aladdin Knowledge Systems, Ltd.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

    All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. Kissel-Blake Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $4,000 plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy materials for the 2000 Annual Meeting should be addressed to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received a reasonable time before the Company begins to print and mail its proxy materials. In addition, the Company's By-laws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety
(90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth
(10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Gerard T. Feeney
                                          SECRETARY

Wave Systems Corp.

Lee, Massachusetts

October 29, 1999

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS). REQUESTS SHOULD BE MADE TO WAVE SYSTEMS CORP., ATTENTION: MR. GERARD T. FEENEY, 480 PLEASANT STREET, LEE, MASSACHUSETTS 01238.

                                      PROXY
                               WAVE SYSTEMS CORP.

          For Annual Meeting of the Stockholders of Wave Systems Corp.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Grand Hyatt, Park Avenue and Grand Central Station, New York, New York, on Monday, November 22, 1999, commencing at 4 p.m., and at any adjournments thereof.

                  (Continued and to be signed on Reverse Side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               WAVE SYSTEMS CORP.

                                November 22, 1999


                 Please Detach and mail in the Envelope Provided

The Board of Directors recommends a vote FOR the proposal listed below. Please mark your vote with an "X", as in this example: [X]

1.       Election of Directors:

[ ] FOR all nominees listed: Peter J. Sprague, John E. Bagalay, Jr., Philippe Bertin, George Gilder, John E. McConnaughy, Jr., Steven Sprague and Nolan Bushnell, except vote withheld from following nominees listed in space below (if any):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[  ]VOTE WITHHELD FOR all nominees

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated:            , 1999
      ------------

                                             ----------------------------------
                                              Signature


NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.

















                                      2